Exhibit 99.1

Investor Presentation
                   2001



(Bancorp RI logo)          (Bank RI logo)

Forward Looking Statements

Certain statements contained in this presentation are "Forward Looking Statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward Looking Statements may be identified by the use of forward looking terminology such as "may," "believes," "intends," "expects," and "anticipates" or similar terms or variations of these terms. Actual results could differ materially from those set forth in Forward Looking Statements due to a variety of factors including, without limitation, competition, interest rate risk, credit risk, economic conditions and regulatory issues. Further information on these risk factors is included in our filings with the Securities and Exchange Commission.

(BancorpRI Logo)

Who is BancorpRI?

* Holding company for Bank Rhode Island, which was formed in 1996 as a result of the Fleet-Shawmut merger

* We are the service-oriented, responsive alternative to the "Big Banks" which dominate our marketplace

*   We specialize in commercial loans to small to medium sized businesses

(BancorpRI Logo)

Key Data - June 30, 2001

*   $835.7 million in total assets
*   $658.6 million in total deposits
*   13 branch locations in Providence and Kent counties
*   Fourth largest bank in urban market area
*   11 branches located in five of the six largest cities in State

Source: US Census Bureau

(Map of Rhode Island)

(BancorpRI Logo)

Rhode Island Population

      Total Population
      1,048,319

      Providence & Kent Counties
      788,692
            *   75% Population
            *   74% Businesses
            *   82% Jobs
            *   All BankRI Branches

Source: US Census Bureau

(Map of Rhode Island)

(BancorpRI Logo)

Deposit Information for Banks with
Branches in Providence & Kent Counties

Large Banks                         Deposits*

Citizens Bank                       $5.78 Billion
FleetBoston                         $3.97 Billion
Sovereign Bank                      $1.83 Billion

Mid-size Banks
Bank Rhode Island                   $658.6 Million**

$150 Million to $500 Million
One Mutual Savings Bank

Under $150 Million
Two Savings Banks
One Bank

*   Source: Fried, Billings, Ramsey & Co., Inc.
    as of June 30, 2000; totals are statewide amounts
**  BankRI Deposits as of 6/30/01

(BancorpRI Logo)

Rhode Island - "The California of New England"

                             Population            Population
                              Per Bank             Per Branch
Rhode Island                   51,900                4,696
Connecticut                    38,954                2,531
New Hampshire                  31,203                3,179
Maine                          27,700                2,275
Massachusetts                  25,944                3,384
Vermont                        20,434                1,738

California                     84,029                5,357
New York                       70,334                3,840
North Carolina                 60,871                3,321
Illinois                       13,804                4,369

Source: Danielson Associates Banking Policy
Report Vol. 19, No. 3

(BancorpRI Logo)

BankRI - Five Years of Growth (3/1996 - 6/2001)

Total Deposits          up 56%
Checking & Savings      up 81%
Assets                  up 80%
Commercial Loans        up 153%
EPS*                    up 100%

*   EPS 2nd Qtr.1996 compared
    to EPS 2nd Qtr.2001.

(BancorpRI Logo)

Checking & Savings Deposits

(Chart)
12/31/96         $217
12/31/97         $231
12/31/98         $266
12/31/99         $285
12/31/00         $366
6/30/01          $398

($ in millions)

*   Growth rate of 28% in 2000
*   Growth of 8.7% in first six months 2001

(BancorpRI Logo)

Total Deposits

(Chart)
12/31/96         $425
12/31/97         $465
12/31/98         $501
12/31/99         $513
12/31/00         $632
6/30/01          $659

($ in millions)

*   Growth rate of 23% in 2000
*   Growth of 4.3% in first six months 2001

(BancorpRI Logo)

Retail Repurchase Agreements

(Chart)
12/31/96         $ 0
12/31/97         $ 0
12/31/98         $ 3
12/31/99         $12
12/31/00         $13
6/30/01          $14

($ in millions)

(BancorpRI Logo)

Total Deposit Growth by Branch

Branches over $60 Million
March 1996                      June 2001
None                            Six

Branches over $50 Million
March 1996                      June 2001
One                             Eight


Branches over $40 million
March 1996                      June 2001
Four                            Ten

Average Branch Size
March 1996                      June 2001
$35.0 Million                   $54.0 Million*

*   Excludes Buttonwoods opened March 2000
(Average Branch Size $50.6 million, including Buttonwoods)

(BancorpRI Logo)

Changing Deposit Mix

Checking & Savings Deposits Percentage of Total Deposits

3/31/96          51.6%
6/30/01          60.3%

(BancorpRI Logo)

Commercial Loans

(Chart)
12/31/96         $ 93
12/31/97         $115
12/31/98         $134
12/31/99         $175
12/31/00         $213
6/30/01          $218

($ in millions)

(BancorpRI Logo)

Commercial Loan Portfolio
(as of 6/30/01 -- $ in thousands)

(pie Chart)

CRE Non-Owner Occupied       $67,637    31%
Commercial and Industrial    $53,321    24%
CRE Owner Occupied           $40,974    19%
Small Business Loans         $21,418    10%
Multi-Family Real Estate     $14,362     7%
Leases and Other             $10,836     5%
Construction Loans           $ 9,629     4%

(BancorpRI logo)

SBA Lending (10/1/00 through 6/30/01)

1) Citizens Bank                       266            $12.1 M
2) Fleet                                92            $ 6.9 M
3) BankRI                               47            $ 7.1 M
4) First Bank & Trust                   28            $ 5.3 M
5) First International Bank             15            $ 7.7 M
6) Coastway Credit Union                15            $ 1.4 M
7) Domestic Bank                        13            $ 2.2 M
8) Washington Trust                     11            $ 1.7 M
9) Textron Business Credit, Inc.         8            $ 3.1 M
10) Home Loan & Invest. Bank             6            $ 1.9 M

(BancorpRI Logo)

Asset Quality

                                6/30/00      12/31/00      6/30/01
Non-performing Loans            $1,753        $1,112       $2,928
OREO                            $  105        $   49       $   22
NPLs/Total Loans                 0.36%         0.24%        0.50%
NPAs/Total Assets                0.27%         0.18%        0.35%
Allowance/Total Loans            1.30%         1.24%        1.35%
Allowance/NPLs                 365.20%       510.88%      269.02%

(BancorpRI Logo)

Improvements to BankRI Franchise

*   Opened new branch in Woonsocket (1998)
*   Relocated East Side Providence Branch (1998)
*   Relocated Corporate Headquarters to Providence (1999)
*   Opened new branch in Warwick (2000)
*   Consolidated two smaller branches (2000)
*   Expanded ATM network through third-party provider (2000)
*   Joined SUM Program (2001)
*   Ongoing branch  renovations & ATM upgrades throughout system

(BancorpRI Logo)

*   Expanded Product Mix

*   Non-deposit Investment Products
*   Leasing Products
*   Cash Management Products
*   International Trade Services
*   Investment Management Relationships
*   Card Services
*   On-line Banking

(BancorpRI Logo)

On-line Banking (as of June 30, 2001)

                                                 % of BankRI
                    DDA                              DDA
                 Customers        Balances        Customers
Business            498            $21.4M           17.4%
Personal            814             $8.4M            5.1%

Total             1,312            $29.8M            7.0%

(BancorpRI Logo)

Corporate Structural Changes

*   Secondary Offering in 1998
    -   Redeemed all preferred stock
*   Converted to Holding Company in Sept. 2000
*   Participated in trust preferred pool in 2001

(BancorpRI Logo)

Strong Financial Results

*   Eight straight quarters of record earnings
*   300 basis point improvement in ROE since year-end 1997
*   211 basis point improvement in Efficiency Ratio since year-end 1997
*   Dividend of $0.12 a share

(BancorpRI Logo)

2001 Results

2nd Quarter
   *   Earnings of $1.6 million, 16% increase over 2nd Qtr. 2000
   *   Diluted EPS of $0.40, 11% increase over 2nd Qtr. 2000

Six Months Ended June 30
   *   Earnings of $3.1 million, 18% increase over 1st six months 2000
   *   Diluted EPS of $0.81, 14% increase over 1st six months 2000

(BancorpRI Logo)

Net Income

(Chart)
1996*            $1.6M
1997             $3.5M
1998             $3.8M
1999             $4.4M
2000             $5.6M; First Six Months $2.6 M
2001             First Six Months $3.1M

*Partial Year

(BancorpRI Logo)

Diluted Earnings Per Share (GAAP)

(Chart)
1996*            $0.30
1997             $0.75
1998             $0.85
1999             $1.14
2000             $1.49; First Six Months $0.71
2001             First Six Months $0.81

*Partial Year

(BancorpRI Logo)

Goodwill

* The formation of the Bank resulted in the generation of $17.5 million of goodwill.
* The annual effect of the amortization of this goodwill reduces annual pre-tax income by $1.2 million.
* FASB has concluded that goodwill will no longer be amortized beginning in January 2002.

(BancorpRI Logo)

Diluted Earnings Per Share (Cash Basis)

(Chart)
1996**           $0.52
1997             $1.03
1998             $1.07
1999             $1.37
2000             $1.69; First Six Months $0.82
2001             First Six Months $0.91

(Cash Basis)*

*   Excludes goodwill amortization, net of taxes
**  Partial year

(BancorpRI Logo)

Efficiency Ratio

(Chart)
1996             73.91%
1997             64.67%
1998             64.62%
1999             64.09%
2000             61.79%
2001 YTD         62.56%

(Cash Basis)*

*   Excludes goodwill amortization, net of taxes

(BancorpRI Logo)

Return on Equity

(Chart)
1996              6.55%
1997              9.97%
1998             10.08%
1999             11.20%
2000             13.12%
2001 YTD         12.97%

(Cash Basis)*

*   Excludes goodwill amortization, net of taxes

(BancorpRI Logo)

Stock Price (12 month history)

(Chart)
2000
9/4              $12.563
9/11             $12.5
9/18             $13.75
9/25             $13.5
10/2             $13.063
10/9             $13.25
10/16            $13.125
10/25            $13.375
10/30            $13.625
11/6             $13.0
11/13            $12.875
11/20            $13.0
11/27            $13.375
12/4             $13.0
12/11            $12.938
12/18            $12.75
12/25            $12.5

2001
1/1              $12.688
1/8              $13.75
1/15             $13.875
1/22             $14.125
1/29             $14.25
2/5              $14.75
2/12             $14.5
2/19             $14.5
2/26             $14.438
3/5              $14.625
3/12             $15.375
3/19             $16.125
3/26             $16.125
4/2              $15.5
4/9              $15.75
4/16             $15.61
4/23             $15.97
4/30             $16.0
5/7              $16.0
5/14             $16.0
5/21             $16.0
5/28             $15.7
6/4              $15.91
6/11             $16.2
6/18             $16.6
6/25             $16.9
7/2              $16.5
7/9              $16.4
7/16             $16.45
7/23             $17.55
7/30             $18.35
8/6              $18.18
8/13             $18.3
8/20             $18.75
8/27             $18.84
9/3              $17.75

Price at close of Market each Monday

(BancorpRI Logo)

(BancorpRI Logo)


NASDAQ: BARI